SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): March 24, 2004

COAST DENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-21501

Florida	59-3136131

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2502 North Rocky Point Drive, Suite 1000
Tampa, Florida	33607

(Address of principal executive offices)	(Zip Code)

(813) 288-1999

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EX-99.1 Press Release

Item 5. Other Events and Regulation FD Disclosure.

     Coast Dental Services, Inc. (the “Company”) issued a press release on March 24, 2004 announcing that it intends to file a Form 15 with the Securities and Exchange Commission on April 7, 2004 to terminate the registration of the Company’s common stock under the Securities Exchange Act of 1934. A copy of the press release is filed as Exhibit 99.1 of this report and is incorporated herein by reference..

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press Release of Coast Dental Services, Inc. dated March 24, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COAST DENTAL SERVICES, INC.

	By:	/s/ Timothy G. Merrick

Timothy G. Merrick Vice President – Finance (Principal Financial and Accounting Officer)

Dated: March 23, 2004

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